Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YOY % change	YTD'23	YTD'22	YOY % change
Non-interest revenues
Discount revenue	$8,408	$8,481	$7,947	$8,183	$7,848	7	$24,836	$22,556	10
Net card fees	1,846	1,789	1,713	1,625	1,541	20	5,348	4,445	20
Service fees and other revenue	1,261	1,232	1,218	1,181	1,169	8	3,711	3,340	11
Processed revenue	424	447	420	429	420	1	1,291	1,208	7
Total non-interest revenues	11,939	11,949	11,298	11,418	10,978	9	35,186	31,549	12
Interest income
Interest on loans	4,635	4,213	3,939	3,623	3,164	46	12,787	8,344	53
Interest and dividends on investment securities	33	34	30	34	27	22	97	62	56
Deposits with banks and other	572	528	447	308	183	#	1,547	287	#
Total interest income	5,240	4,775	4,416	3,965	3,374	55	14,431	8,693	66
Interest expense
Deposits	1,290	1,196	994	778	440	#	3,480	749	#
Long-term debt and other	508	474	439	429	356	43	1,421	807	76
Total interest expense	1,798	1,670	1,433	1,207	796	#	4,901	1,556	#
Net interest income	3,442	3,105	2,983	2,758	2,578	34	9,530	7,137	34
Total revenues net of interest expense	15,381	15,054	14,281	14,176	13,556	13	44,716	38,686	16
Provisions for credit losses
Card Member receivables	206	230	222	244	165	25	658	383	72
Card Member loans	982	923	786	757	596	65	2,691	757	#
Other	45	45	47	26	17	#	137	15	#
Total provisions for credit losses	1,233	1,198	1,055	1,027	778	58	3,486	1,155	#
Total revenues net of interest expense after provisions for credit losses	14,148	13,856	13,226	13,149	12,778	11	41,230	37,531	10

Expenses
Card Member rewards	3,794	3,956	3,766	3,729	3,571	6	11,516	10,273	12
Business development	1,393	1,388	1,393	1,302	1,194	17	4,174	3,641	15
Card Member services	973	949	983	881	774	26	2,905	2,078	40
Marketing	1,236	1,408	1,341	1,274	1,458	(15)	3,985	4,184	(5)
Salaries and employee benefits	2,047	1,875	2,014	2,034	1,748	17	5,936	5,218	14
Professional services	477	467	440	601	500	(5)	1,384	1,473	(6)
Data processing and equipment	704	677	660	732	651	8	2,041	1,874	9
Other, net	424	402	462	725	423	—	1,288	1,076	20
Total expenses	11,048	11,122	11,059	11,278	10,319	7	33,229	29,817	11
Pretax income	3,100	2,734	2,167	1,871	2,459	26	8,001	7,714	4
Income tax provision	649	560	351	299	580	12	1,560	1,772	(12)
Net income	$2,451	$2,174	$1,816	$1,572	$1,879	30	$6,441	$5,942	8
Net income attributable to common shareholders (A)	$2,418	$2,142	$1,788	$1,546	$1,851	31	$6,348	$5,854	8
Effective tax rate	20.9%	20.5%	16.2%	16.0%	23.6%		19.5%	23.0%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$3.30	$2.89	$2.41	$2.08	$2.47	34	$8.60	$7.78	11
Average common shares outstanding	732	740	743	745	748	(2)	738	752	(2)
Diluted
Net income attributable to common shareholders	$3.30	$2.89	$2.40	$2.07	$2.47	34	$8.59	$7.77	11
Average common shares outstanding	733	741	744	746	749	(2)	739	753	(2)
Cash dividends declared per common share	$0.60	$0.60	$0.60	$0.52	$0.52	15	$1.80	$1.56	15
# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YOY % change
Assets
Cash & cash equivalents	$44	$43	$41	$34	$31	42
Card Member receivables, less reserves	59	58	57	57	55	7
Card Member loans, less reserves	113	110	105	104	96	18
Investment securities	3	4	4	5	5	(40)
Other (B)	32	30	29	28	28	14
Total assets	$251	$245	$236	$228	$215	17

Liabilities and Shareholders' Equity
Customer deposits	$124	$123	$121	$110	$103	20
Short-term borrowings	2	2	2	1	2	—
Long-term debt	46	47	41	43	42	10
Other (B)	52	46	46	49	44	18
Total liabilities	224	218	210	203	191	17

Shareholders' Equity	27	27	26	25	24	13
Total liabilities and shareholders' equity	$251	$245	$236	$228	$215	17

Return on average equity (C)	36.3%	33.0%	28.7%	32.3%	31.9%
Return on average common equity (C)	38.0%	34.6%	30.1%	34.1%	33.6%
Book value per common share (dollars)	$35.32	$34.11	$32.84	$31.12	$29.92	18

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22
Shares Outstanding (in millions)
Beginning of period	736	743	743	747	751
Repurchase of common shares	(8)	(7)	(1)	(4)	(4)
Net impact of employee benefit plans and others	1	—	1	—	—
End of period	729	736	743	743	747

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.7%	10.6%	10.6%	10.3%	10.6%
Tier 1	11.5%	11.4%	11.4%	11.1%	11.5%
Total	13.4%	13.1%	13.1%	12.8%	13.3%

Common Equity Tier 1	$22.5	$21.8	$21.1	$20.0	$19.3
Tier 1 Capital	$24.0	$23.4	$22.7	$21.6	$20.9
Tier 2 Capital	$4.0	$3.4	$3.3	$3.3	$3.2
Total Capital	$28.0	$26.8	$26.0	$24.9	$24.1
RWA	$209.4	$205.3	$198.7	$194.4	$181.7
Tier 1 Leverage	10.0%	9.9%	10.0%	9.9%	10.1%
Average Total Assets to calculate the Tier 1 Leverage Ratio (D)	$240.9	$237.0	$226.1	$218.6	$207.6

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YOY % change	YTD'23	YTD'22	YOY % change
Network volumes (E)	$420.2	$426.6	$398.9	$413.3	$394.4	7	$1,245.7	$1,139.5	9
Billed business (E)	$366.2	$368.1	$345.5	$357.4	$339.0	8	$1,079.8	$980.9	10
Processed volumes (E)	$54.0	$58.5	$53.4	$55.9	$55.4	(3)	$165.9	$158.6	5

Card Member loans	$118.0	$114.6	$109.1	$108.0	$99.0	19	$118.0	$99.0	19

Cards-in-force (millions) (F)	138.2	137.9	135.7	133.3	131.4	5	138.2	131.4	5
Proprietary cards-in-force	79.6	79.3	78.0	76.7	75.6	5	79.6	75.6	5

Basic cards-in-force (millions) (F)	115.9	116.0	113.7	111.5	109.9	5	115.9	109.9	5
Proprietary basic cards-in-force	61.2	61.0	60.1	59.1	58.2	5	61.2	58.2	5

Average proprietary basic Card Member spending (dollars)	$6,000	$6,075	$5,792	$6,087	$5,886	2	$17,879	$17,399	3

Average fee per card (dollars) (G)	$93	$91	$88	$85	$82	13	$91	$81	12

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (H)					Reported	FX-Adjusted (H)
	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YTD'23	YTD'23
Network volumes (E)	7%	8%	14%	12%	19%	6%	9%	16%	16%	23%	9%	10%
Billed business (E)	8	8	15	13	21	7	8	16	15	24	10	10
U.S. Consumer Services	9	10	16	15	22	n/a	n/a	n/a	n/a	n/a	12	n/a
Commercial Services	1	2	10	11	20	1	2	10	11	20	4	4
International Card Services	18	15	21	14	21	15	17	29	26	37	18	20
Processed volumes (E)	(3)	9	8	8	10	(1)	13	15	17	19	5	9

Merchant industry billed business
Goods & Services (G&S) spend (73% of Q3'23 worldwide billed business)	6	6	8	7	13	6	6	9	10	16	7	7
T&E spend (27% of Q3'23 worldwide billed business)	13	14	37	34	52	13	14	39	38	57	20	21
Airline spend (6% of Q3'23 worldwide billed business)	13	12	57	62	#	12	12	60	67	#	25	25
# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Billions, except percentages and where indicated)

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YOY % change	YTD'23	YTD'22	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (J)	2.0%	2.0%	1.7%	1.3%	1.0%		1.9%	0.9%
Net write-off rate (principal only) (J)(L)	1.8%	1.8%	1.6%	1.2%	0.9%		1.7%	0.8%
30+ days past due as a % of total (L)	1.2%	1.2%	1.2%	1.1%	0.9%		1.2%	0.9%

Card Member loans
Total Card Member loans	$118.0	$114.6	$109.1	$108.0	$99.0	19	$118.0	$99.0	19
Credit loss reserves (millions)
Beginning balance	$4,390	$4,053	$3,747	$3,319	$2,997	46	$3,747	$3,305	13
Provisions - principal, interest and fees	982	923	786	757	596	65	2,691	757	#
Net write-offs - principal less recoveries	(525)	(490)	(397)	(277)	(203)	#	(1,412)	(560)	#
Net write-offs - interest and fees less recoveries	(114)	(107)	(89)	(68)	(56)	#	(310)	(161)	93
Other (I)	(12)	11	6	16	(15)	(20)	5	(22)	#
Ending balance	$4,721	$4,390	$4,053	$3,747	$3,319	42	$4,721	$3,319	42
% of loans	4.0%	3.8%	3.7%	3.5%	3.4%		4.0%	3.4%
% of past due	316%	336%	330%	348%	393%		316%	393%
Average loans	$116.6	$112.4	$107.7	$103.9	$97.7	19	$112.4	$92.3	22
Net write-off rate (principal, interest and fees) (J) (L)	2.2%	2.1%	1.8%	1.3%	1.1%		2.0%	1.0%
Net write-off rate (principal only) (J) (L)	1.8%	1.7%	1.5%	1.1%	0.8%		1.7%	0.8%
30+ days past due as a % of total (L)	1.3%	1.1%	1.1%	1.0%	0.9%		1.3%	0.9%

Net interest income divided by average Card Member loans (K)	11.7%	11.1%	11.2%	10.5%	10.5%		11.3%	10.3%
Net interest yield on average Card Member loans (K)	11.7%	11.2%	11.3%	10.8%	10.8%		11.4%	10.6%

Card Member receivables
Total Card Member receivables	$58.8	$58.2	$57.5	$57.6	$55.3	6	$58.8	$55.3	6
Credit loss reserves (millions)
Beginning balance	$210	$223	$229	$159	$119	76	$229	$64	#
Provisions - principal and fees	206	230	222	244	165	25	658	383	72
Net write-offs - principal and fees less recoveries	(241)	(243)	(230)	(178)	(122)	98	(714)	(284)	#
Other (I)	(1)	—	2	4	(3)	(67)	1	(4)	#
Ending balance	$174	$210	$223	$229	$159	9	$174	$159	9
% of receivables	0.3%	0.4%	0.4%	0.4%	0.3%		0.3%	0.3%
Net write-off rate (principal and fees) (J)	1.7%	1.7%	1.6%	1.3%	0.9%		1.7%	0.7%
Net write-off rate (principal only) (J)(L)	1.9%	1.9%	1.9%	1.4%	1.0%		1.9%	0.8%
30+ days past due as a % of total (L)	1.1%	1.2%	1.4%	1.3%	1.1%		1.1%	1.1%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Billions, except percentages and where indicated)

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YOY % change	YTD'23	YTD'22	YOY % change
Other loans (B)
Total other loans	$6.6	$6.3	$5.9	$5.4	$4.8	38	$6.6	$4.8	38
Credit loss reserves (millions)
Beginning balance	$98	$83	$59	$46	$38	#	$59	$52	13
Provisions	39	43	40	23	14	#	122	6	#
Net write-offs	(29)	(28)	(16)	(10)	(6)	#	(73)	(12)	#
Other (I)	—	—	—	—	—	—	—	—	—
Ending balance	$108	$98	$83	$59	$46	#	$108	$46	#
% of other loans	1.6%	1.6%	1.4%	1.1%	1.0%		1.6%	1.0%

Other receivables (B)
Total other receivables	$4.4	$3.1	$3.0	$3.1	$3.0	47	$4.4	$3.0	47
Credit loss reserves (millions)
Beginning balance	$24	$25	$22	$22	$23	4	$22	$25	(12)
Provisions	6	2	7	3	3	#	15	9	67
Net write-offs	(3)	(3)	(3)	(2)	(4)	(25)	(10)	(13)	(23)
Other (I)	—	—	(1)	(1)	—	—	—	1	#
Ending balance	$27	$24	$25	$22	$22	23	$27	$22	23
% of other receivables	0.6%	0.8%	0.8%	0.7%	0.7%		0.6%	0.7%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q3'23
Non-interest revenues	$4,680	$3,257	$2,390	$1,656	$(44)	$11,939
Interest income	3,228	881	538	14	579	5,240
Interest expense	700	391	285	(181)	603	1,798
Total revenues net of interest expense	7,208	3,747	2,643	1,851	(68)	15,381
Total provisions for credit losses	752	323	154	6	(2)	1,233
Total revenues net of interest expense after provisions for credit losses	6,456	3,424	2,489	1,845	(66)	14,148
Total expenses	4,872	2,572	2,102	859	643	11,048
Pretax income (loss)	$1,584	$852	$387	$986	$(709)	$3,100
Q3'22
Non-interest revenues	$4,233	$3,145	$2,066	$1,562	$(28)	$10,978
Interest income	2,251	552	364	6	201	3,374
Interest expense	274	201	178	(97)	240	796
Total revenues net of interest expense	6,210	3,496	2,252	1,665	(67)	13,556
Total provisions for credit losses	403	196	176	3	—	778
Total revenues net of interest expense after provisions for credit losses	5,807	3,300	2,076	1,662	(67)	12,778
Total expenses	4,498	2,526	1,910	870	515	10,319
Pretax income (loss)	$1,309	$774	$166	$792	$(582)	$2,459
YOY % change
Non-interest revenues	11	4	16	6	(57)	9
Interest income	43	60	48	#	#	55
Interest expense	#	95	60	(87)	#	#
Total revenues net of interest expense	16	7	17	11	(1)	13
Total provisions for credit losses	87	65	(13)	#	—	58
Total revenues net of interest expense after provisions for credit losses	11	4	20	11	1	11
Total expenses	8	2	10	(1)	25	7
Pretax income (loss)	21	10	#	24	(22)	26

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YOY % change	YTD'23	YTD'22	YOY % change
Non-interest revenues	$4,680	$4,643	$4,359	$4,416	$4,233	11	$13,682	$12,024	14
Interest income	3,228	2,934	2,775	2,577	2,251	43	8,937	5,880	52
Interest expense	700	647	551	470	274	#	1,898	513	#
Net interest income	2,528	2,287	2,224	2,107	1,977	28	7,039	5,367	31
Total revenues net of interest expense	7,208	6,930	6,583	6,523	6,210	16	20,721	17,391	19
Total provisions for credit losses	752	659	584	542	403	87	1,995	479	#
Total revenues net of interest expense after provisions for credit losses	6,456	6,271	5,999	5,981	5,807	11	18,726	16,912	11
Total expenses	4,872	5,021	4,869	4,695	4,498	8	14,762	12,798	15
Pretax segment income	$1,584	$1,250	$1,130	$1,286	$1,309	21	$3,964	$4,114	(4)

(Billions, except percentages and where indicated)
Billed business (E)	$153.5	$155.4	$142.3	$148.9	$140.3	9	$451.1	$404.1	12
Proprietary cards-in-force (millions) (F)	43.4	43.2	42.4	41.7	41.2	5	43.4	41.2	5
Proprietary basic cards-in-force (millions) (F)	30.4	30.2	29.7	29.2	28.9	5	30.4	28.9	5
Average proprietary basic Card Member spending (dollars)	$5,062	$5,181	$4,822	$5,116	$4,908	3	$15,072	$14,387	5

Segment assets	$98.2	$94.9	$90.6	$94.4	$84.8	16	$98.2	$84.8	16

Card Member loans
Total loans	$77.7	$75.6	$72.0	$72.7	$66.3	17	$77.7	$66.3	17
Average loans	$77.1	$74.2	$71.6	$69.4	$65.3	18	$74.4	$61.7	21
Net write-off rate (principal, interest and fees) (J)	2.2%	2.1%	1.9%	1.3%	1.1%		2.0%	1.1%
Net write-off rate (principal only) (J)	1.7%	1.7%	1.5%	1.1%	0.8%		1.6%	0.8%
30+ days past due as a % of total	1.3%	1.1%	1.1%	1.0%	0.9%		1.3%	0.9%

Net interest income divided by average Card Member loans (K)	13.0%	12.4%	12.6%	12.0%	12.0%		12.6%	11.6%
Net interest yield on average Card Member loans (K)	12.7%	12.1%	12.3%	11.9%	11.9%		12.4%	11.5%

Card Member receivables
Total receivables	$13.2	$13.7	$13.3	$14.3	$13.2	—	$13.2	$13.2	—
Net write-off rate (principal and fees) (J)	1.3%	1.3%	1.3%	1.0%	0.6%		1.3%	0.5%
Net write-off rate (principal only) (J)	1.2%	1.2%	1.2%	0.9%	0.6%		1.2%	0.4%
30+ days past due as a % of total	0.9%	0.8%	1.0%	0.9%	0.9%		0.9%	0.9%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)
	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YOY % change	YTD'23	YTD'22	YOY % change
Non-interest revenues	$3,257	$3,301	$3,107	$3,210	$3,145	4	$9,665	$8,986	8
Interest income	881	792	706	635	552	60	2,379	1,435	66
Interest expense	391	364	321	288	201	95	1,076	409	#
Net interest income	490	428	385	347	351	40	1,303	1,026	27
Total revenues net of interest expense	3,747	3,729	3,492	3,557	3,496	7	10,968	10,012	10
Total provisions for credit losses	323	339	283	271	196	65	945	294	#
Total revenues net of interest expense after provisions for credit losses	3,424	3,390	3,209	3,286	3,300	4	10,023	9,718	3
Total expenses	2,572	2,677	2,579	2,739	2,526	2	7,828	7,385	6
Pretax segment income	$852	$713	$630	$547	$774	10	$2,195	$2,333	(6)

(Billions, except percentages and where indicated)
Billed business (E)	$129.5	$130.2	$125.0	$130.5	$127.6	1	$384.7	$369.0	4
Proprietary cards-in-force (millions) (F)	15.4	15.4	15.2	14.9	14.6	5	15.4	14.6	5
Average proprietary basic Card Member spending (dollars)	$8,434	$8,490	$8,283	$8,816	$8,848	(5)	$25,234	$26,377	(4)

Segment assets	$56.6	$54.3	$53.8	$51.4	$51.3	10	$56.6	$51.3	10

Card Member loans
Total loans	$25.2	$23.8	$23.1	$21.4	$20.7	22	$25.2	$20.7	22
Average loans	$24.4	$23.5	$22.1	$21.2	$20.1	21	$23.3	$18.7	25
Net write-off rate (principal, interest and fees) (J)	2.0%	1.9%	1.4%	1.1%	0.8%		1.8%	0.8%
Net write-off rate (principal only) (J)	1.8%	1.6%	1.2%	0.9%	0.7%		1.5%	0.6%
30+ days past due as a % of total	1.2%	1.2%	1.1%	0.9%	0.7%		1.2%	0.7%

Net interest income divided by average Card Member loans (K)	8.0%	7.3%	7.1%	6.5%	6.9%		7.5%	7.4%
Net interest yield on average Card Member loans (K)	10.1%	9.6%	9.4%	8.9%	8.9%		9.7%	8.9%

Card Member receivables
Total receivables	$28.3	$27.2	$27.5	$26.9	$27.6	3	$28.3	$27.6	3
Net write-off rate (principal and fees) (J)	1.5%	1.5%	1.5%	1.1%	0.7%		1.5%	0.6%
Net write-off rate (principal only) - small business (J)	2.1%	2.1%	2.1%	1.5%	0.9%		2.1%	0.7%
30+ days past due as a % of total - small business	1.4%	1.7%	1.8%	1.6%	1.4%		1.4%	1.4%
90+ days past billing as a % of total - corporate	0.4%	0.5%	0.5%	0.6%	0.6%		0.4%	0.6%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YOY % change	YTD'23	YTD'22	YOY % change
Non-interest revenues	$2,390	$2,349	$2,267	$2,197	$2,066	16	$7,006	$6,065	16
Interest income	538	497	467	418	364	48	1,502	1,035	45
Interest expense	285	261	224	209	178	60	770	445	73
Net interest income	253	236	243	209	186	36	732	590	24
Total revenues net of interest expense	2,643	2,585	2,510	2,406	2,252	17	7,738	6,655	16
Total provisions for credit losses	154	198	181	210	176	(13)	533	374	43
Total revenues net of interest expense after provisions for credit losses	2,489	2,387	2,329	2,196	2,076	20	7,205	6,281	15
Total expenses	2,102	2,134	2,140	2,211	1,910	10	6,376	5,688	12
Pretax segment income (loss)	$387	$253	$189	$(15)	$166	#	$829	$593	40

(Billions, except percentages and where indicated)
Billed business (E)	$82.7	$81.8	$76.9	$77.1	$70.2	18	$241.4	$204.5	18
Proprietary cards-in-force (millions) (F)	20.8	20.7	20.4	20.1	19.8	5	20.8	19.8	5
Proprietary basic cards-in-force (millions) (F)	15.4	15.4	15.2	14.9	14.7	5	15.4	14.7	5
Average proprietary basic Card Member spending (dollars)	$5,382	$5,360	$5,110	$5,207	$4,824	12	$15,861	$14,300	11

Segment assets	$38.6	$38.2	$36.3	$36.9	$32.9	17	$38.6	$32.9	17

Card Member loans - consumer and small business
Total loans	$15.1	$15.2	$14.0	$13.8	$12.0	26	$15.1	$12.0	26
Average loans	$15.1	$14.7	$13.9	$13.2	$12.3	23	$14.6	$11.9	23
Net write-off rate (principal, interest and fees) (J)	2.6%	2.8%	2.1%	1.7%	1.4%		2.5%	1.3%
Net write-off rate (principal only) (J)	2.1%	2.4%	1.8%	1.4%	1.2%		2.1%	1.1%
30+ days past due as a % of total	1.4%	1.3%	1.4%	1.2%	1.0%		1.4%	1.0%

Net interest income divided by average Card Member loans (K)	6.6%	6.4%	7.0%	6.3%	6.0%		6.7%	6.6%
Net interest yield on average Card Member loans (K)	9.4%	9.0%	9.2%	8.4%	8.0%		9.2%	8.5%

Card Member receivables
Total receivables	$17.3	$17.3	$16.7	$16.4	$14.5	19	$17.3	$14.5	19
Net write-off rate (principal and fees) (J)	2.2%	2.3%	2.1%	1.7%	1.4%		2.2%	1.1%
Net write-off rate (principal only) - consumer and small business (J)	2.4%	2.5%	2.4%	1.9%	1.6%		2.4%	1.3%
30+ days past due as a % of total - consumer and small business	1.1%	1.2%	1.3%	1.3%	1.2%		1.1%	1.2%
90+ days past billing as a % of total - corporate	0.6%	0.5%	0.4%	0.5%	0.5%		0.6%	0.5%
# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YOY % change	YTD'23	YTD'22	YOY % change
Non-interest revenues	$1,656	$1,675	$1,596	$1,621	$1,562	6	$4,927	$4,502	9
Interest income	14	14	14	10	6	#	42	13	#
Interest expense	(181)	(174)	(131)	(127)	(97)	(87)	(486)	(202)	#
Net interest income	195	188	145	137	103	89	528	215	#
Total revenues net of interest expense	1,851	1,863	1,741	1,758	1,665	11	5,455	4,717	16
Total provisions for credit losses	6	1	6	1	3	#	13	6	#
Total revenues net of interest expense after provisions for credit losses	1,845	1,862	1,735	1,757	1,662	11	5,442	4,711	16
Total expenses	859	899	850	1,066	870	(1)	2,608	2,448	7
Pretax segment income	$986	$963	$885	$691	$792	24	$2,834	$2,263	25

(Billions)
Total network volumes (E)	$420.2	$426.6	$398.9	$413.3	$394.4	7	$1,245.7	$1,139.5	9

Segment assets	$20.8	$17.0	$17.1	$20.0	$15.4	35	$20.8	$15.4	35

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22
ROE
Annualized Net income	$9,804	$8,696	$7,264	$7,514	$7,516
Average shareholders' equity	$27,013	$26,347	$25,352	$23,289	$23,587
Return on average equity (C)	36.3%	33.0%	28.7%	32.3%	31.9%

Reconciliation of ROCE
Annualized Net income	$9,804	$8,696	$7,264	$7,514	$7,516
Preferred share dividends and equity related adjustments	58	58	57	57	58
Earnings allocated to participating share awards and other	75	69	55	57	57
Net income attributable to common shareholders	$9,671	$8,569	$7,152	$7,400	$7,401

Average shareholders' equity	$27,013	$26,347	$25,352	$23,289	$23,587
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$25,429	$24,763	$23,768	$21,705	$22,003
Return on average common equity (C)	38.0%	34.6%	30.1%	34.1%	33.6%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q3'23	Q2'23	Q1'23	Q4'22	Q3'22	YTD'23	YTD'22
Consolidated
Net interest income	$3,442	$3,105	$2,983	$2,758	$2,578	$9,530	$7,137
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	770	728	624	525	374	2,122	743
Interest income not attributable to our Card Member loan portfolio (N)	(767)	(703)	(602)	(451)	(300)	(2,072)	(572)
Adjusted net interest income (K)	$3,445	$3,130	$3,005	$2,832	$2,652	$9,580	$7,308
Average Card Member loans (billions)	$116.6	$112.4	$107.7	$103.9	$97.7	$112.4	$92.3
Net interest income divided by average Card Member loans (K)	11.7%	11.1%	11.2%	10.5%	10.5%	11.3%	10.3%
Net interest yield on average Card Member loans (K)	11.7%	11.2%	11.3%	10.8%	10.8%	11.4%	10.6%

U.S. Consumer Services
Net interest income	$2,528	$2,287	$2,224	$2,107	$1,977	$7,039	$5,366
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	41	44	36	45	34	121	95
Interest income not attributable to our Card Member loan portfolio (N)	(101)	(91)	(82)	(73)	(61)	(274)	(155)
Adjusted net interest income (K)	$2,468	$2,240	$2,178	$2,079	$1,950	$6,886	$5,306
Average Card Member loans (billions)	$77.1	$74.2	$71.6	$69.4	$65.3	$74.4	$61.7
Net interest income divided by average Card Member loans (K)	13.0%	12.4%	12.6%	12.0%	12.0%	12.6%	11.6%
Net interest yield on average Card Member loans (K)	12.7%	12.1%	12.3%	11.9%	11.9%	12.4%	11.5%

Commercial Services
Net interest income	$490	$428	$385	$347	$351	$1,303	$1,026
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	185	178	162	158	124	525	272
Interest income not attributable to our Card Member loan portfolio (N)	(55)	(46)	(38)	(32)	(24)	(139)	(57)
Adjusted net interest income (K)	$620	$560	$509	$473	$451	$1,689	$1,241
Average Card Member loans (billions)	$24.4	$23.5	$22.1	$21.2	$20.1	$23.3	$18.7
Net interest income divided by average Card Member loans (K)	8.0%	7.3%	7.1%	6.5%	6.9%	7.5%	7.4%
Net interest yield on average Card Member loans (K)	10.1%	9.6%	9.4%	8.9%	8.9%	9.7%	8.9%

International Card Services
Net interest income	$253	$236	$243	$209	$186	$732	$590
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	121	110	88	82	72	319	187
Interest income not attributable to our Card Member loan portfolio (N)	(17)	(16)	(13)	(11)	(7)	(46)	(16)
Adjusted net interest income (K)	$357	$330	$318	$280	$251	$1,005	$761
Average Card Member loans (billions)	$15.1	$14.7	$14.0	$13.3	$12.4	$14.6	$12.0
Net interest income divided by average Card Member loans (K)	6.6%	6.4%	7.0%	6.3%	6.0%	6.7%	6.6%
Net interest yield on average Card Member loans (K)	9.4%	9.0%	9.2%	8.4%	8.0%	9.2%	8.5%
See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $19 million, $17 million, $14 million, $12 million and $14 million in Q3'23, Q2'23, Q1'23, Q4'22 and Q3'22, respectively; and (ii) dividends on preferred shares of $14 million, $15 million, $14 million, $14 million and $14 million in Q3'23, Q2'23, Q1'23, Q4'22 and Q3'22, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(E)	Network volumes represent our total volumes. Billed business represents transaction volumes from payment products issued by American Express. Processed volumes represent transaction volumes from cards issued by network partners and those associated with alternative payment solutions.
(F)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(G)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(H)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(I)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(J)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(K)	Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(L)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(M)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(N)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.